PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
COMPENSATION AND COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPANY PERFORMANCE
SELECTION OF INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS
OTHER BUSINESS
STOCKHOLDER COMMUNICATIONS
APPENDIX A

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

Northern States Financial Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(4) Date Filed:

NORTHERN STATES FINANCIAL CORPORATION

1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

NORTHERN STATES FINANCIAL CORPORATION
TO BE HELD ON May 20, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Northern States Financial Corporation will be held on Thursday, May 20, 2004, at 4:30 p.m., at the office of the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois.

      A Proxy Statement and Proxy for this Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and voting on the following matters:

1.	The election of ten directors, each to serve a one year term;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors of the Company for the year ending December 31, 2004; and

3.	Such other business as may properly come before the meeting or any adjournments thereof.

      Pursuant to the Bylaws of the Company, the Board of Directors has fixed April 8, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.

      EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

By Order of the Board of Directors:

Helen Rumsa
Secretary

Waukegan, Illinois
April 22, 2004

NORTHERN STATES FINANCIAL CORPORATION

1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 20, 2004

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northern States Financial Corporation, a Delaware corporation, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on May 20, 2003, at 4:30 p.m., at the office of the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois. This Proxy Statement and the accompanying proxy are being mailed to the stockholders on or about April 22, 2004.

      Your proxy is being solicited by the Board of Directors of the Company. The solicitation of proxies will be made by mail except for any incidental solicitation on the part of directors and officers, without additional remuneration, of the Company and of its affiliates in person, by telephone or by facsimile. The Company will bear the cost of solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of the Company’s stock.

      Stockholders are urged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy card. Any proxy given by the stockholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote in person on each matter brought before the Annual Meeting. The shares represented by the enclosed proxy card will be voted as specified by the stockholders. If no choice is specified, the proxy will be voted FOR the election of the nominees as directors and FOR the ratification of the appointment of the independent auditors. Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. With respect to proposal 2, shares represented by proxies which are marked “abstain” as to such matter will be counted as votes cast, which will have the same effect as a negative vote on such matter. Proxies relating to shares held in “street name” which are voted by brokers on one, but not both, matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast as to such matter not voted upon.

      It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them FOR the election of the director nominees named in this Proxy Statement. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which is not anticipated by the Board, the proxies will be voted for election of such substitute nominee or nominees as the Board of Directors may propose.

      The 2003 Annual Report of the Company, including the consolidated financial statements, is being sent to stockholders concurrently with this Proxy Statement.

      On April 8, 2004, the record date selected by the Board of Directors for the determination of stockholders entitled to vote at the Annual Meeting, the Company had 4,305,105 shares of Common Stock, $.40 par value, outstanding. For each matter to be voted upon at the Annual Meeting, each issued and outstanding share, as of the record date, is entitled to one vote.

      As of January 5, 2004, the Company has two subsidiaries: Bank of Waukegan and First State Bank of Round Lake.

DIRECTORS

      The Board of Directors of the Company as of April 8, 2004 consists of ten directors, as Mr. Arthur Wagner resigned from the Board of Directors as of December 31, 2003. Pursuant to the Company’s by-laws, the number of directors must be not more than fifteen and not less than seven, the precise number to be determined by Board of Directors resolution. The Board of Directors currently consists of ten directors. The Board of Directors has nominated all of the incumbent directors for reelection upon recommendation of the Nominating Committee. The following table sets forth certain information regarding each nominee for the Board of Directors of the Company. If elected, each director will serve until the next annual meeting or until a successor is elected and qualified.

		Director	Principal Occupation and Positions Held
Name	Age(1)	Since	with the Company During the Past Five Years.

Fred Abdula	78	1984	Director, Chairman of the Board and Chief Executive Officer. Owner and President of Air Con Refrigeration and Heating, Inc. a heating and air conditioning contracting firm.
Helen Rumsa	79	1984	Director and Secretary. Secretary of Bertrand Bowling Lanes, Inc., a bowling establishment in Waukegan, Illinois.
Kenneth W. Balza	66	1988	Director. Retired President, Bank of Waukegan.
Jack H. Blumberg	72	1991	Director. Managing partner of Blumberg & Co., a real estate company.
Frank Furlan	74	1984	Director. Owner and President of Northern Illinois Survey Co., a civil engineering consulting firm dealing with land development and municipal engineering services.
Harry S. Gaples	68	1987	Director. President of Kleinschmidt Inc. Kleinschmidt provides car location message services to shippers and value added network services for business documents electronically exchanged.
James A. Hollensteiner	72	1991	Director. Owner and President, Hollensteiner & Associates. Hollensteiner & Associates is a bank marketing company, which primarily publishes and sells a newsletter for bank customers.
Raymond M. Mota	54	1996	Director. Owner and President of Mota Construction Co., Inc. a general building construction and contracting firm. Chairman of the State of Illinois Capital Development Board.
Frank Ryskiewicz	77	1984	Director. Owner and Chairman of the Board of Bertrand Bowling Lanes, Inc.
Henry G. Tewes	72	1984	Director. Retired President of the Tewes Company, a trucking firm.

(1)	At December 31, 2003

      The Board of Directors has determined that all of the directors, other than Mr. Abdula, are “independent” within the meaning of the rules of the Nasdaq Stock Market.

COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

      During 2003 the Company’s Board of Directors held twelve meetings and each incumbent director attended 75% or more of the aggregate board and committee meetings of the Company on which he or she served.

      The Company’s Audit Committee in 2003 was comprised of the following directors: Mr. Blumberg (Chairman), Mr. Gaples, Mr. Hollensteiner, Mr. Mota and Mr. Wagner. Mr. Wagner resigned as a director effective December 31, 2003 and Mr. Ryskiewicz replaced Mr. Wagner as a member of the Audit Committee during 2004. In 2004, Mr. Hollensteiner became the Chairman of the Audit Committee and was designated by the Board as an “audit committee financial expert” as defined in SEC rules, based on his knowledge of financial accounting and internal controls from his experience serving as Chairman of the Board and President of the former financial institution, First Federal Bank, fsb. The Audit Committee met four times in 2003 and in March and April 2004. Each member of the Audit Committee is independent as defined in the Nasdaq listing standards and meets the SEC’s heightened independence requirements for audit committee members. The Audit Committee’s function is to oversee the work of the Company’s internal audit staff and arrange for and oversee the annual consolidated audit of the Company, its subsidiary, Bank of Waukegan and, as of January 5, 2004, the acquired subsidiary, First State Bank of Round Lake, by independent auditors. The Audit Committee is solely responsible for the selection of the independent auditors. Among other responsibilities, the Audit Committee also reviews the scope of the audit, the financial statements, the independent accountants’ management letter and management’s responses thereto and preapproves fees charged by the independent auditors for audits and special assignments.

      The Company’s Compensation and Employee Benefits Committee is comprised of the entire Board of Directors. Mr. Furlan is Chairman of such committee. The committee met once in 2003. The principal function of the Compensation and Employee Benefits Committee is to annually review the compensation paid to employees of the Company and its subsidiaries, to establish guidelines for salary increases for such employees and to oversee and administer the profit sharing plans and welfare benefit plans. Mr. Abdula does not participate in discussions relating to his own compensation.

      Prior to March 2004, the Company’s Nominating Committee, was comprised of Mr. Tewes (Chairman), Mr. Abdula, Ms. Rumsa, and Mr. Ryskiewicz. The Committee met in February 2004 and nominated the slate of directors standing for nomination at the 2004 Annual Meeting. Effective in March 2004, the Nominating Committee became the Nominating and Corporate Governance Committee and operates under a charter, a copy of which is included as Appendix A to this Proxy Statement. The principal function of the Nominating Committee is to select persons to be nominated by the Board of Directors. The current members of the Nominating and Corporate Governance Committee are Mr. Tewes, Ms. Rumsa, and Mr. Ryskiewicz, all of whom are independent.

      Board Nomination Process. The Nominating and Corporate Governance Committee is responsible for recommending a slate of nominees to the Board of Directors for approval. The process for identifying and evaluating nominees to the Board of Directors is initiated by considering the appropriate balance of experience, skills and characteristics appropriate for the Company’s Board of Directors given the current needs of the Company. In identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought, the Committee will consider, input from members of the Board. The committee generally considers re-nomination of incumbent directors provided they continue to meet the qualification criteria determined appropriate by the committee.

      Criteria for Board Nomination. Nominees for director are selected on the basis of their depth and breadth of experience, standing in the community, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, and willingness to devote adequate time to Board duties. The Committee believes qualified incumbent directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgement gained through experience as a director of the Company. The value of these benefits may outweigh other factors. The Company’s Nominating and Corporate Governance Committee also seeks to insure that at least a majority of the directors are independent under the rules of the Nasdaq Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission.

      Stockholder Recommendations. The committee will use a similar process to evaluate candidates recommended by stockholders. However, to date, the Company has not received any stockholder’s recommendation of a director nominee.

      To recommend a prospective nominee for the committee’s consideration, please submit the candidate’s name and qualifications to the Chairman of the Board of the Company. Submissions must include (a) the proposed nominee’s name and qualifications (including five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any)) and the reason for such recommendation, (b) the name and the record address of the stockholder or stockholders proposing such nominee, (c) the number of shares of stock of the Company which are beneficially owned by such stockholder or stockholders, and (d) a description of any financial or other relationship between the stockholder or stockholders and such nominee or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the board and to serve if elected by the stockholders. Recommendations received by December 23, 2004 will be considered for nomination at the 2005 Annual Meeting of Stockholders.

      All Directors serve on the Board of Directors of both the Company and its subsidiary banks, Bank of Waukegan and First State Bank of Round Lake. Directors receive no compensation for serving on the Board of Directors of the Company or First State Bank of Round Lake or for any committee meetings. As of February 2004, Directors receive $800 for each meeting of the Bank of Waukegan’s Board of Directors, with the exception of Ms. Rumsa who receives $1,200 for each such meeting as compensation for responsibilities for recording the minutes of each Board and committee meeting.

REPORT OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

      This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the financial reporting process, audit process and internal controls.

      The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with management and the independent auditors, Crowe Chizek and Company LLC (“Crowe Chizek”). The committee also discussed with Crowe Chizek the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) and received and discussed the written disclosures and the letter from Crowe Chizek required by the Independence Standards Board Statement No. 1 (Independence Discussions with Audit/ Compliance Committees). The Audit Committee has reviewed the relationship of the Company’s independent auditor with the Company, including audit fees and fees for other services rendered. The Audit Committee does not believe that the rendering of these services by Crowe Chizek is incompatible with maintaining Crowe Chizek’s independence. Based on this review and discussions with management and Crowe Chizek, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2003, which were filed with the SEC.

      The foregoing report is submitted by the Audit Committee.

Jack H. Blumberg	Harry S. Gaples	James A. Hollensteiner
Raymond M. Mota	Frank Ryskiewicz

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      For information regarding certain relationships and related transactions, please refer to the section entitled “Compensation Committee Interlocks and Insider Participation” in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of April 8, 2004, by (i) each director, (ii) each executive officer, and (iii) all executive officers and directors as a group. Beneficial ownership means the sole or shared power to vote or dispose of such securities.

	Number of	Percent
Name of Director Nominee or Executive Officer	shares	ownership

Fred Abdula (1)	853,765	19.8%
Kenneth W. Balza	24,520	.6%
Jack H. Blumberg	8,910	.2%
Frank Furlan	34,800	.8%
Harry S. Gaples	86,300	2.0%
James A. Hollensteiner	47,500	1.1%
Raymond M. Mota	32,675	.8%
Helen Rumsa	68,500	1.6%
Frank Ryskiewicz (2)	93,960	2.2%
Henry G. Tewes	77,050	1.8%

All director nominees and executive officers of the Company	1,327,980	30.9%

(1)	Includes 15,000 shares held in a trust for the benefit of Mr. Abdula’s sister, an aggregate of 2,400 shares held in various trusts for the benefit of Mr. Abdula’s children and 70 shares held by the Air Con Employees Pension Plan.

(2)	Includes 22,000 shares owned jointly with children.

      To the Company’s knowledge, the following table lists persons who beneficially own 5% or more of the Company’s Common Stock as of April 8, 2003, except for Mr. Abdula, whose interest is set forth above.

	Amount of
	Beneficial	Percent
Name and Address of Beneficial Owner	Ownership	Ownership

Theodore Bertrand	340,120	8.0%
38875 North Blue Spruce Ct
Wadsworth, IL 60083

Thomas Bertrand	347,500	8.1%
17585 West Bridle Trail Rd
Gurnee, IL 60031

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such officers, directors and ten percent stockholders are also required by the SEC rules to furnish the Company with copies of such forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal 2003, all Section 16(a) filing requirements were timely complied with as applicable to its officers and directors.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid by the Company and its subsidiaries for services rendered in all capacities, including amounts paid for service as a director, for each of the years ended December 31, 2003, 2002 and 2001, to the Company’s Chief Executive Officer. The Company had no other executive officers during these time periods. Mr. Abdula’s biographical information is set forth under “Directors” in this Proxy Statement.

SUMMARY COMPENSATION TABLE

	Annual Compensation

				Other Annual	All Other
Name and Principal Position	Year	Salary	Bonus	Compensation(1)	Compensation(2)

Fred Abdula	2003	$156,000	$35,000	$8,400	$8,420
Chairman of the	2002	145,500	45,000	8,400	8,135
Board and CEO	2001	145,500	45,500	8,400	9,252

(1)	Consists of director fees.

(2)	Consists of the Company’s Profit Sharing Plan contribution to Mr. Abdula’s account.

REPORT OF THE COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Compensation and Employee Benefits Committee of the Board of Directors established the general compensation policies of the Company and establishes the compensation plans and specific compensation levels for executive officers. This Committee’s report documents the components of the Company’s executive officer compensation programs and describes the basis on which 2003 compensation determinations were made by the Committee with respect to the officers of the Company, including the executive officer that is named in the compensation table.

      The Compensation and Employee Benefits Committee is comprised of the entire Board of Directors. The Chairman is Mr. Furlan who is an independent director who has no interlocking relationship as defined by the SEC. Mr. Abdula is not present and does not vote or participate when discussion of his compensation plan is presented.

      The Committee considers all elements of compensation when determining individual components of pay. The Committee relies in part on recommendations from the Chairman and President of the Company, regarding compensation levels for executive officers excluding him.

      Compensation Program Components. The Compensation and Employee Benefits Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. This entails an evaluation of both the total compensation levels and the individual components, as weighted relative to one another, of the compensation program for executive officers including base salary and annual incentives. In determining competitive levels, the Committee obtains and utilizes information such as compensation surveys and comparative analyses of compensation data in other proxy statements, outside compensation consultants and other sources. The Company’s incentive plans are designed to link directly to financial performance measures; therefore, the actual value of an executive’s compensation package will vary based on the performance of the Company.

      Following is a description of the elements of the Company’s executive compensation and how each relates to the Company’s compensation objectives and policies:

      Base Salary. The Compensation and Employee Benefits Committee reviews each executive officer’s salary annually. In determining appropriate salary levels, the Committee considers level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, return on equity, as well as pay practices of other banking companies relating to executives of similar responsibility. No specific weightings are assigned to these criteria.

      Actual salaries are based on individual performance contributions relative to competitive salary range for each position that the Committee considers to be reasonable and necessary. Other factors, including background, experience and scope of accountability, can influence the determination of the appropriate salary level for an executive officer. The Committee approves all salary changes for the Company’s officers, and bases individual salary changes on a combination of factors such as the performance, salary level relative to the competitive market, the salary budget for the Company and recommendation of the Company’s Chairman of the Board and Chief Executive Officer.

      By design, the Compensation and Employee Benefits Committee strives to pay executive salaries in line with competitive market levels. In defining the competitive market, the Committee includes companies in the financial institutions industry with an average size and location comparable to the Company.

      Annual Incentives. The Compensation and Employee Benefits Committee believes maximum performance can be encouraged through the use of an appropriate bonus program.

      Each year an Officer Bonus Plan is considered prior to the beginning of the new fiscal year and, if recommended by the Committee, is submitted to the Board of Directors for adoption, along with a recommendation of those employees eligible for participation. The Committee administers the bonus program with respect to all participants.

      The Company’s officers and officers of its subsidiary, Bank of Waukegan, are eligible to participate in an annual bonus program based primarily on the attainment of certain return on equity goals. The objective of this program is to deliver competitive levels of compensation for the attainment of financial objectives and operating results that the Committee believes are primary determinants of share price over time. In particular, the program aims to focus corporate behavior on consistent and steady earnings growth as measured by return on assets, return on equity and basic earnings per share.

      The bonus program is designed to encourage initiative and creativity in the achievement of annual corporate and personal goals and to foster effective teamwork. It also enables the Company, without inflating base salaries, to retain highly skilled managers and competitively reward them with performance measured cash compensation.

      All participants, except for Mr. Abdula, are assigned weightings for various performance elements consisting of at least one or more operational and/or personal goals, which can vary from year to year and are unique to each individual participant, and for teamwork effectiveness. Weights for these elements are based on an individual’s accountability and impact on overall operations. The program adopted for 2003 had various incentive levels based on the participant’s accountability and impact on Company operations, with target award opportunities ranging from 3% to 15% of base salary.

      In rating the performance and in determining the amount of annual incentive payments for Mr. Abdula, the Committee considers the overall effectiveness of Mr. Abdula in guiding the affairs of the Company as evaluated by corporate performance for the year and by progress toward long-range objectives and strategies.

      Compensation of the Chief Executive Officer. Mr. Abdula became Chairman of the Board of the Bank of Waukegan in June 1982. When the Company was formed in 1984 as the parent bank holding company of the Bank of Waukegan, Mr. Abdula became Chairman and Chief Executive Officer of the Company. His compensation package has been designed to encourage short and long-term Company performance in line with the interests of the stockholders. A portion of his compensation is at risk, in the form of the annual incentive bonus.

      Annually, the Compensation and Employee Benefits Committee receives an analysis on all aspects of the Chief Executive Officer’s remuneration and the relationship of the Chief Executive Officer’s compensation to comparative survey data. During its review, the Committee primarily considers the Company’s overall performance (earnings growth, asset growth and total stockholder return), adherence to the Company’s strategic plan and the development of sound management practices. No specific weightings are assigned to these factors. Therefore, although there is necessarily some subjectivity in setting the Chief Executive Officer’s salary, major elements of the compensation package are directly tied to Company performance. Additionally, in its review of management performance and compensation, the Committee has also taken into account the Chief Executive Officer’s consistent commitment to the long-term success of the Company.

      In accordance with the Committee’s established procedure and policies noted above, the Committee considered a base salary increase for the Chief Executive Officer at its meeting of December 13, 2003, as the Chief Executive Officer’s salary had not changed since 1999. The Committee increased Mr. Abdula’s 2003 base salary to $156,000 from $145,500.

      In consideration of the annual bonus incentive, the Chief Executive Officer’s program is based primarily on financial performance and return to stockholders. For 2003, the Committee’s decisions took into consideration goals established for financial performance, as measured by basic earnings per share, that was expected to be below that achieved for fiscal 2002. The Committee consequently approved a bonus for the President of $35,000 for 2003, as compared to $45,000 paid in 2002.

      Mr. Abdula’s total direct compensation (base salary plus bonus) for 2003, approximated the mid-point of the competitive market for 2003.

      This report shall not be deemed incorporated by reference into any filing under the Securities Act and the Exchange Act, except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

      The foregoing report is submitted by the Compensation and Employee Benefits Committee.

Kenneth W. Balza James A. Hollensteiner Arthur J. Wagner	Jack H. Blumberg Raymond M. Mota Helen Rumsa	Frank Furlan Frank Ryskiewicz	Harry S. Gaples Henry G. Tewes

COMPENSATION AND COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

      Mr. Abdula, Chairman of the Board and Chief Executive Officer of the Company during 2003, served on the Compensation and Employee Benefits Committee for the past fiscal year.

      Although Mr. Abdula served on the Compensation and Employee Benefits Committee, he did not participate in any discussion or decisions regarding his own compensation as an executive officer. Beginning in 2004, Mr. Abdula no longer serves on this committee.

      The directors and executive officers of the Company and their associates are, as they have been in the past, customers of, and have had transactions with, the subsidiaries of the Company, and additional transactions may be expected to take place in the future between such persons and subsidiaries. All outstanding loans from the Company’s subsidiary bank to such persons and their associates were made in the ordinary course of business of the subsidiary bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. Any future transactions, including loans, between the Company (including its subsidiaries) and its officers, directors and affiliates will be approved by a majority of disinterested directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

      At December 31, 2003, loans to executive officers and directors of the Company totaled $155,000 or .21% of stockholders’ equity. Unused commitments to make loans to executive officers and directors of the Company totaled $186,000.

COMPANY PERFORMANCE

      This following performance graph shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The following line graph shows a comparison of the cumulative returns for the Company, the Nasdaq Market Value Index and an index of peer corporations selected by the Company, for the past five years.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03

Northern States	$100.00	$90.03	$82.69	$99.88	$133.00	$141.65
Peer Group	100.00	78.90	123.28	143.16	166.78	243.67
Nasdaq Index	100.00	176.37	110.86	88.37	61.64	92.68

      The above graph compares the performance of the Company with that of the Nasdaq Market Value Index, and a group of peer corporations with the investment weighted on market capitalization. Corporations in the peer group are northern Illinois bank holding companies as follows: Corus Bankshares, Inc., First Oak Brook Bankshares, Inc., MB Financial, Inc., Princeton National Bankcorp, Inc., UnionBancorp, Inc. and Wintrust Financial Corporation. CoVest Bancshares, Inc. was included in the peer group last year but was acquired by another financial institution in 2003 and is not included in the peer group this year.

SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee has selected Crowe Chizek and Company LLC as independent auditors for the Company for the year ending December 31, 2004.

      Audit Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the company’s annual financial statements for the fiscal year ended December 31, 2003, including the reviews of its financial statements included in the company’s quarterly reports on Form 10-Q, assistance with Securities Act filings and related matters and consultations on financial accounting and reporting standards arising during the course of the audit or reviews for that fiscal year were $111,000.

      The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the company’s annual financial statements for the fiscal year ended December 31, 2002 and for the reviews of the financial statements included in the company’s quarterly reports on Form 10-Q for that fiscal year were $73,185.

      Tax Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for tax compliance, tax advice, and tax planning were $9,600 for the fiscal year ended December 31, 2003 and $13,300 for the fiscal year ended December 31, 2002. Such services consisted of assistance in the preparation of Federal and state income tax filings, Federal and state tax examination assistance, and other tax planning consultations.

      All Other Fees. The aggregate fees billed by Crowe Chizek for all other services rendered in 2003 were $38,200. These services consisted of assisting management in preparation of the 2003 annual report on Form 10-K, website hosting and maintenance and assistance with FDICIA and consulting regarding problem loans and acquisition of First State Bank of Round Lake. The aggregate fees billed by Crowe Chizek for all other services rendered in 2002 were $46,355. These services consisted of assisting management in preparation of the 2002 annual report on Form 10-K, network security testing, website hosting and maintenance, assistance with FDICIA and consulting regarding problem loans.

      The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. For each proposed service, the independent auditors must provide detailed back-up documentation at the time of approval.

      All of the services provided by the independent public accountants in 2003 were pre-approved by the Audit Committee.

      The Board of Directors recommends ratification of the selection of Crowe Chizek and Company LLC as independent auditors.

STOCKHOLDER PROPOSALS

      If a stockholder intends to present a proposal at the Company’s 2005 Annual Meeting of Stockholders and desires that the proposal be included in the Company’s Proxy Statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at the Company’s principal executive offices not later than December 23, 2004. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company’s Proxy Statement for the Company’s 2005 Annual Meeting of Stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than March 8, 2005. Even if proper notice is received on or prior to March 8, 2005, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act. Such proposals should be addressed to Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

OTHER BUSINESS

      At this date, management knows of no business to be presented at the meeting which has not been described above. If, however, some other matter should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons voting the proxy.

STOCKHOLDER COMMUNICATIONS

      Generally, stockholders who have questions or concerns regarding the Company should contact by mail Fred Abdula, Chairman of the Board, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085 or by telephone at (847) — 244-6000 Ext. 238. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/o Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

      We have a policy of encouraging director attendance at the annual stockholders’ meeting. All of our directors attended our 2003 annual stockholders’ meeting with the exception of Messrs. Hollensteiner and Ryskiewicz.

      A COPY OF COMPANY’S ANNUAL REPORT ON THE FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THOMAS M. NEMETH, VICE PRESIDENT & TREASURER, NORTHERN STATES FINANCIAL CORPORATION, 1601 N. LEWIS AVENUE, WAUKEGAN, IL 60085.

By Order of the Board of Directors

Helen Rumsa
Secretary

Waukgean, Illinois

April 22, 2004

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. ALTHOUGH YOU MAY PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU EXECUTE, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY EITHER IN WRITING OR IN PERSON AT THE ANNUAL MEETING PRIOR TO ITS BEING VOTED.

APPENDIX A

NORTHERN STATES FINANCIAL CORPORATION

Nominating and Corporate Governance Committee of the Board of Directors

COMMITTEE CHARTER

Approved by Board of Directors on March 16, 2004

Composition:

      The Nominating and Corporate Governance Committee (the “Committee”) shall be comprised of not less than three independent members of the Board of Directors (the “Board”) of Northern States Financial Corporation (the “Company”), as may be appointed to the Committee from time to time by a majority of the Board. No member of the Committee shall be an employee of the Company, and each member must be determined by the Board to be “independent” in accordance with the rules of the Nasdaq National Market applicable to Board members generally. The Chairman of the Nominating Committee shall be designated by the Board out of those members appointed to the Committee. The Committee Chairman shall preside at meetings of the Committee (or in his absence, such other member as designated by the Committee).

Duties and Responsibilities:

      The Committee is responsible for proposing to the Board of a slate of nominees for election as directors by stockholders at each annual meeting. The duties of the Committee shall include (in addition to any other specific authority delegated from time to time to the Committee by resolution if the Board) the following:

1.	Determine criteria for the selection and qualification of the members of the Board consistent with such corporate governance and other policies the Board may from time to time adopt and in order to ensure that at least a majority of the Board is comprised of “independent” directors;

2.	Evaluate and recommend for nomination by the Board, candidates to be proposed for election by the stockholders at each annual meeting;

3.	Seek out possible candidates and otherwise aid in attracting highly qualified candidates to serve on the Board;

4.	Recommend for Board approval persons to fill vacancies on the Board which occur between annual meetings;

5.	Review information provided by directors in response to the annual Director & Officer Questionnaire regarding directors’ relationship with the Company and other relevant information to evaluate, at least annually, each Board member’s “independence” and make recommendations, at least annually, for Board approval regarding determination of each member’s “independence” status consistent with then applicable listing standards of the Nasdaq National Market;

6.	From time to time, evaluated emerging “best practices” and consider the effectiveness of corporate governance principles and procedures followed by the Company and the Board and, as appropriate, recommend for Board approval corporate governance policies or guidelines relating to, among other things:

(a)	The structure of various committees of the Board, the composition and individual members of such committees and the functions of the Board and the committees thereof;

(b)	Board and Board committee meeting schedules and agendas and director responsibilities regarding meeting attendance and preparation;

(c)	Board member attendance at annual stockholder meetings and processes for security holders to communicate with Board members;

(d)	Director access to management and, as necessary and appropriate, independent advisors;

A-1

(e)	Such other matters deemed advisable to improve the overall effectiveness of the Board;

7.	Review, at least annually, the Company’s code of ethics and if appropriate, make recommendations or enhancements thereto, and consider requested waivers thereof, if any, for directors or executive officers;

8.	Review, at least annually, the Committee charter and recommend changes to the Board for approval as appropriate.

      In carrying out its duties and responsibilities, the Nominating Committee is authorized to engage such independent consultants and advisors, including search firms as the Committee deems necessary and advisable.

Manner of Acting:

      A majority of the members of the Committee, whether present at the meeting in person or by telephone, shall constitute a quorum at any meeting. Approval by a majority of the members present is necessary for Committee action. Minutes shall be recorded of each meeting held. Actions may be taken by written consent in lieu of a meeting of the Committee. The Committee may form and delegate all or part of it authority to subcommittees when appropriate.

Reports:

      The Chairman of the Nominating and Corporate Governance Committee (or in the absence, such other Committee member as the Committee may select) shall report on behalf of the Committee to the full Board at each regularly scheduled meeting thereof with respect to any action taken by the Committee if any meetings if the Committee have been held (or action otherwise taken) since the date of the previous Board Meeting.

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PROXY
NORTHERN STATES FINANCIAL CORPORATION
Annual Meeting of Stockholders, May 20, 2004
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Northern States Financial Corporation hereby appoints Fred Abdula and Henry G. Tewes as proxies, each with the power to appoint a substitute and hereby authorizes them to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Company and at all adjournments thereof, to be held at the Bank of Waukegan, 1601 N. Lewis Avenue, Waukegan, Illinois on Thursday, May 20, 2004, at 4:30 P.M., in accordance with the following instructions.

     THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR RATIFICATION OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS AND, WITH DISCRETIONARY AUTHORITY, AS TO ANY AND ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
May 20, 2004

Please date, sign and mail your proxy
card in the envelope provided as soon as
possible.

Please detach and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE / X /

1.	ELECTION OF OFFICERS:

NOMINEES
/ /	FOR ALL NOMINEES	( ) Fred Abdula
( ) Kenneth W. Balza
/ /	WITHHOLD AUTHORITY	( ) Jack H. Blumberg
	FOR ALL NOMINEES	( ) Frank Furlan
( ) Harry S. Gaples
/ /	FOR ALL EXCEPT	( ) James A. Hollensteiner
	(See Instructions below)	( ) Raymond M. Mota
( ) Helen Rumsa
( ) Frank Ryskiewicz
( ) Henry G. Tewes

INSTRUCTION:	To withhold authority to any individual nominee (s), mark “FOR ALL EXCEPT” and fill in the circle next

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the Company for the year ending December 31, 2004.	/ /	/ /	/ /

          to each nominee you wish to withhold, as shown here: (filled)

To change the address on your account, please check the box a right and	/ /
indicate your new address in the space above. Please note that changes to the registered name (s) on the account may not be submitted via this method

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a signer is a partnership, please sign in partnership name by authorized person.